Exhibit 10.02

FIRST AMENDMENT

TO THE

EMPLOYEE MATTERS AGREEMENT

WHEREAS, New Sally Holdings, Inc., a Delaware corporation (“New Sally”), Sally Holdings, Inc., a Delaware corporation (“Sally”) (New Sally and Sally, collectively the “Sally Parties”), Alberto-Culver Company, a Delaware corporation (“Alberto-Culver”), and New Aristotle Holdings, Inc., a Delaware corporation (“New Alberto-Culver”) (Alberto-Culver and New Alberto-Culver, collectively the “Alberto-Culver Parties”), entered into an Employee Matters Agreement (the “Agreement”), dated as of June 19, 2006;

WHEREAS, the Sally Parties and the Alberto-Culver Parties desire to amend the stock option adjustment provisions in the Agreement to reflect the manner in which the stock of Alberto-Culver, New Sally and New Alberto-Culver are expected to trade on the New York Stock Exchange in connection with the transactions described in the Separation Agreement entered into by the Sally Parties and the Alberto-Culver Parties, dated as of June 19, 2006; and

WHEREAS, Section 8.06 of the Agreement provides that the Agreement cannot be amended except by a written agreement executed by the Sally Parties and the Alberto-Culver Parties; provided, that, unless the Investment Agreement (as such term is defined in the Agreement) shall have been terminated, any such amendment shall be subject to the prior written consent of CDRS Acquisition LLC (“Investor”), which consent shall not be unreasonably withheld, conditioned or delayed;

NOW, THEREFORE, the Agreement is hereby amended in the following respects:

1. Section 1.05 of the Agreement hereby is amended in its entirety to read as follows:

1.05 “Alberto-Culver Pre-Distribution Stock Price” means the average of the high and low trading prices per share of Alberto-Culver Common Stock on the Distributions Date.

2. Section 1.15 of the Agreement hereby is amended in its entirety to read as follows:

1.15 “New Alberto-Culver Post-Distribution Stock Price” means the average of the high and low trading prices per share of New Alberto-Culver Common Stock on the first full Business Day after the Distributions Date, or such other per share value as the Board of Directors of Alberto-Culver shall determine to be appropriate.

3. Section 1.17 of the Agreement hereby is amended in its entirety to read as follows:

1.17 “New Sally Post-Distribution Stock Price” means the average closing price per share of New Sally Common Stock over the first five full Business Days after the Distributions Date.

4. Section 4.04(a) of the Agreement hereby is amended in its entirety to read as follows:

4.04 Equity Compensation Plans.

(a) Alberto-Culver Options. Each Alberto-Culver Option held by an Alberto-Culver Employee, Former Alberto-Culver Employee, member or former member of the Alberto-Culver Board of Directors (a “Director”), Sally Employee or Former Sally Employee that is outstanding immediately before the AC Effective Time shall be converted into a New Sally Option. Each New Sally Option shall have the same terms and conditions as the corresponding Alberto-Culver Option to which it relates and shall continue to be subject to the same terms and conditions as the applicable Alberto-Culver Option Plan; provided, however, that for purposes of the New Sally Options, unless the context otherwise requires, all references to “Alberto-Culver” therein shall be deemed to be to “New Sally” and all references to Alberto-Culver Common Stock shall be deemed to be to New Sally Common Stock. For the avoidance of doubt, at no time will an Alberto-Culver Option be deemed to pertain to “New Alberto-Culver LLC” (as defined in the Investment Agreement). Alberto-Culver and New Sally shall each take such actions as may be necessary to effectuate the provisions of this Section.

5. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

6. Except as specifically provided in this Amendment, all other provisions of the Agreement shall be in full force and effect.

7. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this agreement to be executed in their names by a duly authorized officer as of October 3, 2006.

NEW SALLY HOLDINGS, INC.

By:	/s/ Gary P. Schmidt
Name: Gary P. Schmidt
Title: President

SALLY HOLDINGS, INC.

By:	/s/ Gary Winterhalter
Name: Gary Winterhalter
Title: President

ALBERTO-CULVER COMPANY

By:	/s/ Gary P. Schmidt
Name: Gary P. Schmidt
Title: Senior Vice President, General Counsel and Secretary

NEW ARISTOTLE HOLDINGS, INC.

By:	/s/ Gary P. Schmidt
Name: Gary P. Schmidt
Title: President

By its signature below, the undersigned hereby consents to this amendment:

CDRS ACQUISITION LLC

By:	/s/ Richard J. Schnall

Name: Richard J. Schnall
Title: President

[Signature Page to First Amendment to the Employee Matters Agreement]

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